FREEPORT-MCMORAN

2nd Quarter 2015

Earnings Conference Call

July 23, 2015

VALUE AT OUR CORE

FCX LISTED NYSE

fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalent (BOE), operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and natural gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, debt reduction and share purchases. The words "anticipates," "may," "can," "plans," "believes," "potential," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, drilling results, potential additional oil and gas property impairment charges, the outcome of ongoing discussions with the Indonesian government regarding an amendment to PT Freeport Indonesia's (PT-FI's) Contract of Work, PT-FI's ability to obtain renewal of its export license after July 25, 2015, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, our ability to raise additional capital for our oil and gas business, weather- and climate-related risks, labor relations, environmental risks, litigation results, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the United States (U.S.) Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC. Nothing herein shall be deemed to constitute an offer to sell securities.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs, cash operating margin and Adjusted EBITDA, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 2Q 2015 press release, which are available on FCX's website, "fcx.com."

2Q15 Highlights

Strong Operating & Cost Performance in Mining and O&G

Mining

- Morenci Project at Full Rates
- Cerro Verde More Than 87% Complete
- Improving Operating Trends at Grasberg
- Positioned for Near-term Growth in Production & Declining Costs/Capital Expenditures

Oil & Gas

- Lucius Production Reached Full Capacity
- Positive Drilling Results at Holstein Deep, QV, KO and Horn Mtn. Updip Tiebacks
  - 7 Tieback Wells Available for Completion
- Filed S-1 Registration Statement on June 23rd for Potential IPO of a Minority Interest in O&G Subsidiary

Financial Highlights

Sales Data	2Q15	1H15
Copper		
Consolidated Volumes (mm lbs)	964	1,924
Average Realized Prices (per lb)	$2.71	$2.70
Site Production & Delivery Costs (per lb)	$1.85	$1.89
Unit Net Cash Costs (per lb)	$1.50	$1.57
Gold		
Consolidated Volumes (000's ozs)	352	615
Average Realized Prices (per oz)	$1,174	$1,183
Oil Equivalents		
Consolidated Volumes (MMBOE)	13.1	25.6
Realized Revenues (per BOE)(1)	$50.04	$46.95
Cash Production Costs (per BOE)	$19.04	$19.62

Financial Results *(in billions, except per share amounts)*	2Q15	1H15
Revenues	$4.2	$8.4
Net Loss Attributable to Common Stock	$(1.9)(2)	$(4.3)(2)
Diluted Net Loss Per Share	$(1.78)(2)	$(4.16)(2)
Operating Cash Flows(3)	$1.1	$1.8
Capital Expenditures	$1.7	$3.5
Total Debt	$20.9	$20.9
Consolidated Cash	$0.5	$0.5

(1) Realized revenues per BOE exclude noncash mark-to-market adjustments on oil and gas derivative contracts.

(2) Includes net charges of $2.0 bn ($1.92/share) in 2Q15 and $4.4 bn ($4.24/share) in 1H15, primarily for the reduction of the carrying value of oil and gas properties. See slide 42 for additional details.

(3) Includes net working capital uses and changes in other tax payments of $104 mm for 2Q15 and $190 mm for 1H15.

Copper Market Commentary

- **Global Economic Uncertainty and Stronger U.S. Dollar**
- **China Economy Slowing**
  - **Requirements for Copper Growing in Absolute Terms**
- **U.S. Recovery Continues At Moderate Rate**
- **Gradual Recovery in Europe**
- **Near-term Price Uncertainty with Bullish Long-term Fundamentals**
  - **Continuing Supply Side Constraints**
  - **Modest Inventory Levels**
  - **FCX in Strong Position to Benefit**

World Class Copper Discoveries Are Extremely Rare

Recoverable Copper Reserves



Million metric tons
0
5
10
15
20
25
30
35
Escondida - 1981
Collahuasi - 1880
Grasberg Complex - 1988
Buenavista - 1899
Andina - 1865
KGHM Polish Copper - 1957
Toquepala - 1800s
Cerro Verde - 1860s
El Teniente - 1910
Oyu Tolgoi - 2001

2014e Copper Production



Thousand metric tons
0
200
400
600
800
1000
1200
1400
Escondida - 1981
Chuquicamata - 1910
Collahuasi - 1880
El Teniente - 1910
Los Pelambres - 1867
Los Bronces - 1996
Morenci - 1870s
Antamina - 1873
Norilsk - 1935
Grasberg Complex - 1988

Source: Wood Mackenzie 2Q15
e=estimate

Copper Markets – Long-term Fundamentals Support Positive Outlook

- **Assuming 2.4% Annual Global Growth* Over Next 10 Years, Copper Market Expected to Grow by +7.6 mm Tonnes (27%)**
- **Over Same Period, Production from Existing Mines Expected to Decline by 2.8 mm Tonnes (15%)**
- **10.4 mm tonnes Shortfall Will Need to be Made Up by Expansions, New Projects & Scrap**
- **In 2014, Top 10 Mines in the World Estimated to Produce Less than 5 mm Tonnes per Annum**

Total Copper Consumption


40
30
20
10
0
Cu in mm tonnes
+5.2 mm
23%
+7.6 mm
27%
Mature Markets
Emerging Markets
China
2004
2014
2024e

Base Mine Production Excluding Expansions


20
15
10
5
0
Cu in mm tonnes
+3.7 mm
26%
(2.8 mm)
(15%)
2004
2014
2024e

** Including Chinese growth rate of 3.7%*

Source: WoodMackenzie 2Q 2015 long-term outlook.
e = estimate

FREEPORT-McMoRAN

2Q 2015 Mining Operating Summary

VALUE AT OUR CORE

2Q15 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.78	$1.77	$2.26	$1.54	$1.85
By-Product Credits	(0.16)	(0.04)	(2.13)	(0.53)	(0.59)
Treatment Charges	0.12	0.17	0.32	-	0.16
Royalties & Export Duties	-	-	0.36	0.06	0.08
Unit Net Cash Costs	$1.74	$1.90	$0.81 (1)	$1.07	$1.50

Sales From Mines for 2Q15 & 2Q14 by Region


North America
486
423
23 (2)
25 (2)
Cu
mm lbs
Mo
mm lbs
2Q15 2Q14 2Q15 2Q14
South America (3)
178
310
2Q15 2Q14
Indonesia (4)
196
117
346
135
Au
000 ozs
2Q15 2Q14 2Q15 2Q14
Africa (5)
104
118
2Q15 2Q14

(1) Includes 18¢/lb associated with export duties and 7¢/lb associated with PT-FI's increased royalty rates pursuant to the MOU.
(2) Includes 2 mm lbs in 2Q15 and 2Q14 from South America.
(3) 2Q 2014 included sales of 80 mm lbs of copper and 20k ozs of gold from Candelaria/Ojos, which was sold in November 2014. Silver sales totaled 373k ozs in 2Q15 and 748k ozs in 2Q14.
(4) Silver sales totaled 558k ozs in 2Q15 and 367k ozs in 2Q14.
(5) Cobalt sales totaled 8 mm lbs in 2Q15 and 7 mm lbs in 2Q14.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 2Q15 press release, which is available on FCX's website.

Strong Project Execution

	Construction Commenced	Capital Costs ($ bln)	Incremental Copper (mm lbs/yr)	First Copper/ Achieve Full Rates
Tenke Fungurume Phase II Expansion	2Q11	$0.9	150	1Q13/1Q13
Morenci Mill Expansion	1Q12	$1.6	225	2Q14/2Q15
Cerro Verde Mill Expansion	1Q13	$4.6*	600	*4Q15e/3Q16e*

~1 billion pounds per annum increase by 2016

- *Proven Technology*
- *Capital efficiency*
- *Higher risk-adjusted returns than greenfield*

** $3.9 bln incurred through 6/30/2015*

Cerro Verde Mill Expansion

- **Detailed engineering & major procurement activities complete**
- **To become world's largest concentrating facility**
- **Construction advancing on schedule & more than 87% complete**
- **Completion expected in late 2015**
- **Expected to add 600 mm lbs of Cu per annum**
- **$4.6 billion project; $3.9 billion incurred to-date***


View from Screening Plant to HPGR & Secondary Crushing Plant


Ball Mill

** as of 6/30/2015*

FREEPORT-McMoRAN

Positioned for Margin & Free Cash Flow Growth

VALUE AT OUR CORE

Growing Copper Sales Profile



(millions of lbs)
1,500
1,250
1,000
750
500
250
0
960
964
1,035
1,225
1,350
1Q15
2Q15
3Q15e
4Q15e
2016e Qtr. Avg.

* Assumes average prices of $1,150/oz gold, $6/lb molybdenum; 3Q15e and 4Q15e net cash costs expected to approximate $1.57/lb. and $1.42/lb., respectively.

e = estimate. See Cautionary Statement.

Declining Unit Net Cash Cost Profile



($ per lb)
$2.00
$1.50
$1.00
$0.50
$0.00
$1.64
$1.50
$1.49
~$1.25
1Q15
2Q15
2H15e*
2016e*

Declining Mining CAPEX Profile



($ in bns)
$5
$4
$3
$2
$1
$0
$3.5
$2.7
Major Projects
Sustaining
2015e
2016e

Indonesia Update

- **Progressing Discussions with Government on Long-Term Operating Rights**
  - **PT-FI Requirement for Assurance of Legal and Fiscal Terms to Support Major Investments**
    - **GOI & PT-FI Focused on Developing a Mutually Satisfactory Solution**
  - **All Rights Under COW to Continue Until Agreed Amendment**
  - **Advancing Plans for New Smelter in Parallel with COW Amendment**
    - **PT-FI Submitted Application for Renewal of Export License**

- **Long Term Successful Track Record in Country**
  - **Positive Long-term Partnership**
  - **Economic Engine for Development of Papua**
  - **Significant Benefits to Indonesian Economy**

Financial Benefits Breakdown


GOI
60%
FCX
40%

(2007-2014)

~$18 Billion

Grasberg BC & DMLZ Underground Mine Development

- **Completed development of access to underground ore bodies**
- **Expect DMLZ start-up in late 2015 & Grasberg BC in 2018**
- **Key development activities include work on ore flow systems & Grasberg BC shaft**
- **Development capital* of $3.3 bln spent to date ($2.6 bln net to PT-FI)**
- **PT-FI's share of UG development expected to average $0.7* bln/year over next five years**


DMLZ Crusher


Deep MLZ
Average Grade**
0.9% Cu
& 0.7 g/t Au
Grasberg BC
Average Grade**
1% Cu
& 0.8 g/t Au
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
LEGEND
Initial Development
First Production Ore
Ramp-up
Full Rates

* *Initial development capital spend through achievement of full rates; capital does not include costs for processing and power facilities included in development plans to optimize the handling of underground ore types*

** *Ore grades in first 10 years expected to be higher than life-of-mine average; PT-FI's share of production expected to average 1.1 billion lbs Cu & 1.5 million ozs Au per annum between 2019-2022*

Significant Copper Resources & Potential

billion lbs of copper



Reserves*
North America
South America
Africa
Indonesia
104
Mineralized Material**
(contained Cu)
Reserves & Mineralized Material
Reserves
207
Potential***
(contained Cu)
Reserves, Mineralized Material & Potential
Reserves & Mineralized Material
370+

Future Resource Development Opportunities

- El Abra
- North America Sulfides
- Tenke

* Estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 83 billion pounds net to FCX's interest.

** Estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.**

*** Our estimates of potential are based on geologically reasonable interpolation and extrapolation of more limited information than is used for Mineralized Material (measured and indicated) and inferred mineral resources and assumes Cu prices up to $2.75/lb. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced.

2Q15 Oil & Gas Highlights

Growth Momentum in Deepwater GOM

- **Principally Focused on Lower Risk Drilling and Tieback Opportunities**
- **Drilling Success Since 2014: 10 for 10 on 100%-owned Wells in Producing Fields**
  - 3 Placed on Production in 2014/1H 2015
  - 4 High Impact Tieback Wells to Come On-line Over Next 12 Months
  - 3 Additional Tieback Wells to Come On-line in 2017
  - Multiple Additional Subsea Tieback Wells Planned
- **Lucius Producing at Full Rates; Heidelberg to Commence Production Mid-2016**
- **Spud Deep Sleep in Atwater Valley Area Following Positive Results at Power Nap**

Sales Volumes

(MBOE/d)


139
144
1Q15
2Q15

Cash Operating Margin

(per BOE)


$23.45
$31.00
1Q15
2Q15

	1Q15	2Q15
Realized Prices	*$43.71*	*$50.04*
Production Cost	*$20.26*	*$19.04*

Adjusted EBITDA

($ in millions)


$242
$368
1Q15
2Q15

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues include cash gains on derivative contracts of $8/BOE in 1Q15 and $7.73/BOE in 2Q15. For a reconciliation of realized revenues and cash production costs to applicable amounts reported in FCX's financial statements, refer to "Product Revenues and Production Costs" in FCX's 2Q15 press release, which is available on FCX's website. For a reconciliation of FM O&G's net loss before income taxes to Adjusted EBITDA, see slide 43.

Advancing Deepwater GOM Subsea Tieback Development Strategy

Drilled 10 Successful Wells Since 2014
3 Placed on Production; Others to Support Near-term Growth

Holstein – 100%

- Logged 3rd Successful Subsalt Miocene in July 2015
- Established Sand Continuity Across Primary Reservoir
- Production From 3 High Impact Wells Expected in 2016
- Planning 10 Well Development Program



Marlin – 100%

- Initial Dorado Well Continues to Produce at Strong Rates
- First King Well to Commence Production in 4Q 2015
- Completed Installation of New Export Flow Line Flex Joints to Extend Platform Life in 2Q 2015



Horn Mtn. – 100%

- Drilled Successful Tieback Wells at QV, KO and Horn Mtn. Updip
- Initial Production from Program Expected in 2017
- Other Tiebacks Include Horn Mtn. NW, Eland/Zebra, Sable & Lion



Benefits of FM O&G's Subsea Tieback Strategy

- **Lower Risk Drilling Near Existing Production Facilities**
- **Existing Infrastructure Provides Competitive Advantage**
  - Allows for Accelerated Development and Production (i.e. Reduced Cycle Time)
  - Relatively Lower Capital Required vs. Greenfield Development
- **Attractive Economics**
- **Technology Provides Potential for Increasing Hydrocarbon Recovery**
- **FM O&G Has Strategic Prospect Inventory Near Holstein, Marlin and Horn Mountain Facilities**

Subsea Tiebacks Enhance Cycle Time

Prospect	Estimated TD to 1st Oil
Dorado	~3 Months
Holstein Deep	~12-18 Months
King	~9-12 Months



Marlin Illustration

Lucius & Heidelberg – Deepwater GOM Development Projects


Lucius Spar

Lucius

- Achieved First Oil in January 2015
- Reached Capacity of 80 MBbl/d in 2Q 2015
  - FM O&G Share of 2Q Sales: 19 MBOE/d
- 6 Subsea Wells Tied Back to Truss Spar
- FM O&G 25.1% WI
- Water Depth: 7,200′


Heidelberg

Heidelberg

- Designed as Lucius Look-alike Facility
- Topside Module Complete; Hull on Location; Mooring Lines Completed
- First Production Expected in Mid-2016
- Processing Capacity: 80 MBbl/d
- FM O&G 12.5% WI
- Water Depth: 5,300′

Near-term Growth


(MBOE/d)
* Reflects Potential to Accelerate Certain Drilling and Completion Activities and Upside in Initial Flow Rates.
143
~175
Potential *
151
~215
173
2015e
2016e
2017e

2016e/2017e Projected to Benefit from New Production:
- Holstein Deep
- Horn Mtn. (KO/QV)
- Heidelberg

e = estimate. See Cautionary Statement.

FM O&G Annual Indicative EBITDA at Various Production Rates, Excluding Hedging

VALUE AT OUR CORE


($ in billions)
$1.1
$1.5
$1.8
$2.2
$1.4
$1.9
$2.3
$2.7
$1.8
$2.3
$2.8
$3.3
Production Rate (MBOE/d)
150 175 200 225
$60/bbl Brent
150 175 200 225
$70/bbl Brent
150 175 200 225
$80/bbl Brent

* EBITDA equals operating income plus depreciation, depletion and amortization. Amounts are estimates for illustrative purposes based on model results. 150 MBOE day model reflects FM O&G cost and production mix for 2016e, average Brent crude differential of 88% and $3/mmbtu natural gas price. Production above 150 MBOE/day reflects potential volumes from DW GOM (assuming 85% oil and balance in NGLs/natural gas), a 90% differential to Brent on incremental oil production, $3/mmbtu natural gas price and $10/BOE in incremental operating costs.
See Cautionary Statement.

Atwater Valley Area to Provide Longer Term Production Growth

Vito Discovery

- Large, Deep Subsalt Miocene Discovery Made in 2009
- FM O&G Acquired Rights in 2014
- Development Options are Under Evaluation
- Operator Expected to Propose Sanctioning in 2016
- FM O&G 18.67% WI


Stena DrillMAX
ICE

Deep Sleep Drillship

Power Nap Discovery

- Exploration and Appraisal Sidetracks Produced Positive Results in 1Q 2015
- Development Options are Being Assessed
- FM O&G 50% WI

Deep Sleep Exploration Well

- Spud in June 2015
- Drilling Currently in Progress
- Located 5 Miles South of Power Nap
- FM O&G 50% WI

FM O&G Holds Rights to Multiple Additional Prospects in This Basin Including Sun and Spitfire

Attractive Deepwater GOM Inventory in Strategic Focus Areas

16 Prospects Identified by Seismic Imaging; Includes 154 Undeveloped Well Locations

Projected Spud Year

2015

Horn Mtn. (MC Area)
- Horn Mtn. Deep

Atwater Valley Area
- Deep Sleep

2016

Horn Mtn. (MC Area)
- Orange
- Sugar

Holstein (GC Area)
- Holstein Wilcox

Atwater Valley Area
- Sun

2017

Horn Mtn. (MC Area)
- Rose
- Fiesta
- Gator

Marlin (MC Area)
- King West Deep

Lucius (KC Area)
- Lionhead

2018+

Horn Mtn. (MC Area)
- Platinum
- Peach

Holstein (GC Area)
- Silver Fox
- Tungsten

Atwater Valley Area
- Spitfire

NOTE: Commercial success of these prospects would likely lead to a large number of additional drilling opportunities in the future.

2015e Outlook

Sales Outlook

- Copper: 4.2 Billion lbs.
- Gold: 1.3 Million ozs.
- Molybdenum: 93 Million lbs.
- Oil Equivalents(1): 52.3 MMBOE (~67% Oil)

Unit Cost

- $1.53/lb(2) of Copper
- $19/BOE

Operating Cash Flows(3)

- ~$3.6 Billion (@$2.50/lb Copper for Remainder of 2015)
- Each 10¢/lb Change in Copper for Remainder of 2015 = $190 Million

Capital Expenditures

- $6.3 Billion
  - $3.5 Billion for Mining
  - $2.8 Billion for Oil & Gas

(1) Includes 35.1 MMBbls of crude oil, 90.3 Bcf of natural gas and 2.2 MMBbls of NGLs.
(2) Assumes average prices of $1,150/oz gold and $6/lb molybdenum for remainder of 2015; 3Q 2015e net cash costs expected to approximate $1.57/lb.
(3) Assumes average prices of $1,150/oz gold, $6/lb molybdenum and $56/bbl for Brent crude oil for remainder of 2015; each $100/oz change in gold would have an approximate $50 mm impact, each $2/lb change in molybdenum would have an approximate $60 mm impact, and each $5/bbl change in oil would have an approximate $55 mm impact. At Brent crude oil prices approximating $56/bbl, FCX would receive a benefit of $20/bbl on remaining 2015e volumes of 15.5 MMBbls before taking into account premiums of $6.89/bbl.

e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)


6
4
2
0
3.9
4.2
5.4
5.0
2014
2015e
2016e
2017e

Note: Consolidated copper sales include 715 mm lbs in 2014, 710 mm lbs in 2015e 1,080 mm lbs in 2016e, and 1,030 mm lbs in 2017e for noncontrolling interest; excludes purchased copper. 2014 included 286 mm lbs of copper sales from Candelaria/Ojos, which was sold in November 2014.

Gold Sales (million ozs)


3
2
1
0
1.25
1.3
1.9
2.4
2014
2015e
2016e
2017e

Note: Consolidated gold sales include 123k ozs in 2014, 120k ozs in 2015e, 175k ozs in 2016e and 220k ozs in 2017e for noncontrolling interest. 2014 included 67k ozs of gold sales from Candelaria/Ojos, which was sold in November 2014.

Molybdenum Sales (million lbs)


120
80
40
0
95
93
95
95
2014
2015e
2016e
2017e

Oil & Gas Sales (MMBOE)


75
50
25
0
56.8
52.3
55
63
2014
2015e
2016e
2017e

Note: 2014 included 8.7 MMBOE from the Eagle Ford, which was sold in June 2014.

e = estimate. See Cautionary Statement.

2015e Quarterly Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
960
964
1,035
1,225
1Q15
2Q15
3Q15e
4Q15e

Note: Consolidated copper sales include approximately 168 mm lbs in 1Q15, 149mm lbs in 2Q15, 175mm lbs in 3Q15e and 218 mm lbs in 4Q15e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


400
300
200
100
0
263
352
315
380
1Q15
2Q15
3Q15e
4Q15e

Note: Consolidated gold sales include approximately 24k ozs in 1Q15, 33k ozs in 2Q15, 30k ozs in 3Q15e and 33k ozs in 4Q15e for noncontrolling interest.

Molybdenum Sales (million lbs)


30
20
10
0
23
23
24
23
1Q15
2Q15
3Q15e
4Q15e

Oil & Gas Sales (MMBOE)


20
15
10
5
0
12.5
13.1
13.6
13.1
1Q15
2Q15
3Q15e
4Q15e

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

2015e Operating Estimates

VALUE AT OUR CORE

2015e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.74	$1.61	$2.29	$1.58	$1.81
By-product Credits	(0.14)	(0.06)	(1.79)	(0.52)	(0.50)
Treatment Charges	0.12	0.19	0.30	-	0.16
Royalties & Export Duties	-	0.01	0.28	0.06	0.06
Unit Net Cash Costs	$1.72	$1.75	$1.08(3)	$1.12	$1.53(3)

2015e Sales by Region



North America
1,960
Cu mm lbs
93(4)
Mo mm lbs
South America
900
Indonesia
860
1.3
Au mm ozs
Africa
460
36
Co mm lbs

(1) Estimates assume average prices of $2.50/lb for copper, $1,150/oz for gold, $6/lb for molybdenum and $13/lb for cobalt for the remainder of 2015. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit consolidated net cash costs for 2015 would change by ~$0.01/lb for each $50/oz change in gold and $0.01/lb for each $2/lb change in molybdenum.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Indonesia and consolidated 2015e unit costs include 12¢/lb and 6¢/lb, respectively, for export duties and increased royalty rates at PT-FI.

(4) Includes molybdenum produced in South America.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,200 Gold, $8 Molybdenum & $70 Oil)



$15
(US$ billions)
$10
$5
2016e/2017e
Average
$0
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,200 Gold, $8 Molybdenum & $70 Oil)



$12
(US$ billions)
$8
$4
2016e/2017e
Average
$0
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Note: For 2016e/2017e average, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $1.00/lb change in molybdenum approximates $90 million to EBITDA and $70 million to operating cash flow; each $5.00/bbl change in oil approximates $170 million to EBITDA and $140 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.
e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2016e/2017e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$500	$350
Molybdenum: +/- $1.00/lb	$90	$70
Gold: +/- $50/ounce	$100	$60
Oil Sales: +/- $5/bbl[(1)]	$215	$170
Oil Sales Net of Diesel Costs:[(1,2)] +/- $5/bbl	$170	$140
Natural Gas: +/- $0.50/Mcf	$32	$26
Currencies:[(3)] +/- 10%	$135	$95

(1) Oil sales sensitivity calculated using base Brent price assumption of $70/bbl in 2016 and 2017.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 625 Chilean peso, 13,000 Indonesian rupiah, $0.80 Australian dollar, $1.12 Euro, 3.20 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2016e/2017e annual average. Operating cash flow amounts exclude working capital changes. For 2015 sensitivities see footnote 3 on slide 23.
e = estimate. See Cautionary Statement.

Capital Expenditures (1)


(US$ billions)
$8
$6
$4
$2
$0
$7.2
Oil & Gas
3.2
Major
Projects
2.9
Other Mining
1.1
TOTAL
MINING
4.0
$6.3
2.8
2.5(2)
1.0
3.5
$5.6
2.9
1.5
1.2
2.7
$5.1
2.9
1.2
1.0
2.2
2014
2015e
2016e
2017e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management

Strong Track Record

- **Large Resource Base with Strong Cash Flows and Capital Discipline**
- **Have Taken Steps to Reduce Cost & CAPEX, Complete Asset Sales and Reduce Common Stock Dividend**
- **Increasing Volumes & Declining CAPEX Profile Will Enhance Credit Metrics**
- **Advancing Plans for External Funding, Including Consideration of a Sale of Public Equity for a Minority Interest in O&G Subsidiary**
- **Available Liquidity as of June 30, 2015**
  - **FCX Revolver: $3 Bn**
  - **Cerro Verde Facility: $0.5 Bn**

6/30/2015 Balances

($ in bns)



$20.9
$20.4
Total Debt
Net Debt

	Total Debt	Net Debt
*Debt/EBITDA** *(LTM PF)*	*3.3x**	*3.2x**

Average Interest Cost: 3.6%

** Pro forma for the sale of Candelaria/Ojos assets*
Note: 6/30/15 balances include $225 mm in fair value adjustments

Key Priorities

- Strong Balance Sheet
- Manage Operations and CAPEX to Maximize Cash Flow in Weak Market Environment
- Obtain O&G Funding to Accelerate Growth
- Complete Near-term Mining Projects
- Generate Values from Large Resource Base

Strong Track Record for Execution in Challenging Market Environments

FREEPORT-McMoRAN

Reference Slides

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2015e-2022e

2015e – 2019e PT-FI Share
Total: 5.6 billion lbs copper
Annual Average: 1.12 billion lbs

2015e – 2019e PT-FI Share
Total: 7.6 million ozs gold
Annual Average: 1.52 million ozs


Copper, billion lbs
Gold, million ozs
0.9
1.3
1.5
1.9
1.3
2.4
0.9
0.9
1.0
1.1
1.1
1.5
2015e
2016e
2017e
2018e
2019e
2019e-2022e Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

PT Freeport Indonesia
Grasberg Minerals District

Life-of-Mine Production Sequencing*



Grasberg Open Pit
(includes stockpiled ore)
179mm mt
0.96% Cu & 1.06 g/t Au
DOZ
146mm mt
0.54% Cu & 0.69 g/t Au
Big Gossan
54mm mt
2.26% Cu & 0.99 g/t Au
Deep MLZ
472mm mt
0.87% Cu & 0.71 g/t Au
Grasberg UG
1,012mm mt
1.00% Cu & 0.77 g/t Au
Kucing Liar
406mm mt
1.25% Cu & 1.07 g/t Au
COW Term, including extensions
2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

aggregate reserves (tonnes and grades) at 12/31/2014

Quarterly Oil & Gas Operating Summary

2Q 2015 Oil & Gas Margins by Region

Operating Margin	California	Haynesville/ Madden/ Other	GOM	Consolidated
Realized Revenue per BOE	$48.30	$16.15	$47.82	$50.04
Cash Production Costs per BOE	27.13	13.55	16.98	19.04
Cash Operating Margin per BOE	$21.17	$2.60	$30.84	$31.00

2Q 2015 Oil & Gas Sales by Region

California


38
Oil
MBOE/D

Includes ~ 6 MMcf/d of natural gas

Haynesville/ Madden/Other


154
Gas
MMCFE/D

Includes ~ 3 MMcfe/d of Liquids

GOM


63
Oil
MBOE/D
102
Gas
MMCF/D

Includes ~ 5 MBbls/d of NGLs and GOM Shelf & ILT Production

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 2Q15 press release, which is available on FCX's website.

FREEPORT-MCMORAN

Deepwater Gulf of Mexico Focus Areas

VALUE AT OUR CORE


Louisiana
Dorado
Marlin
Horn Mountain Updip
King
Horn Mountain
Mississippi Canyon
KO/QV
Vito
Power Nap
Deep Sleep
Green Canyon
Holstein Deep
Holstein
Atwater Valley
East Breaks
Garden Banks
Diana
Hoover
Heidelberg
Alaminos Canyon
Keathley Canyon
Lucius
Facilities
Development
Exploration
Discovery
FM O&G Leases

FREEPORT-MCMORAN

Holstein Facility
Holstein Deep Development

VALUE AT OUR CORE

M18 Sand Structure



556
557
Phase 2 Development Wells (M13) (M18)
599
601
SS#2 Development Well (M18)
Discovery Well
SALT
Phase 2 Development Well (M13)
(M18)
643
644
(M13)
Phase 3 Development Wells
SS#3 Development Well (M18)
(M18)
Holstein Spar
SS#1 Development Well (M18)
688
689
Phase 1
Phase 2
Phase 3

FM O&G Operated With 100% WI

- **Logged 3rd Successful Subsalt Miocene Well in July 2015**
- **Results from 3-Well Program Established Sand Continuity Across Primary Reservoir**
- **Phase #1 Production Expected in 2016**
- **Drilling Results To Date Support Potential for Expanded Drilling Program**
- **When Fully Developed, Project has Potential to Produce Up to 75 MBOE/d**

Horn Mountain Field
Infill Development Program

- Cumulative Field Production 120 MMBOE
- Infill Program Will Target Undrained Compartments and Attic Potential
- Miocene J and M Sand Reservoirs are Part of a Regionally Extensive Turbidite Sand Depositional System with Combination Structural/ Stratigraphic Trap
- Logged Pay at Quebec/ Victory, Kilo/Oscar and Horn Mountain Updip
- Drilling Continues at Horn Mountain Updip to Evaluate Additional Objectives
- First Production 2016

M2 Sand Structure



Horn Mountain Updip
DRILLED
Logged 83 Net Feet of Oil Pay
Victory/Quebec
DRILLED
Logged 355 Net Feet of Oil and Gas Pay
Kilo/Oscar
Drilling Additional Objectives
Logged 62 Net Feet of Oil Pay
Sable
Horn Mountain Northwest
Horn Mountain Facility
Lion 2
Lion 1
Horn Mountain Deep
Eland/Zebra
Proposed Well
171



HORN MOUNTAIN
Mississippi Canyon 127
J
K
M
N
M56

FM O&G Operated with 100% WI

International Exploration - Morocco

Spud MZ-1 Exploration Well in May 2015; Drilling in Progress



Chevron
Chariot
FM O&G
Mazagan Permit Area
Morocco
Kosmos, BP
Kosmos, BP
Chevron
Kosmos, BP
Cairn
Genel
Cairn, Genel
Genel
GALP
Algeria



Africa

Exploration Area Covers 2.2 Million Gross Acres in Water Depths of 4,500' – 9,900'

2015e Oil & Gas Operating Estimates


California
Operating Cost: $31/bbl
Madden & Haynesville
Operating Cost: $2.10/Mcfe
Pricing: NYMEX
Gulf of Mexico
Operating Cost: $15/bbl
Pricing: HLS/NYMEX

2015e Oil & Gas Sales by Region


California
38
Oil
MBOE/D
Includes ~6 MMcf/d of natural gas
Haynesville/ Madden/Other
137
Gas
MMCFE/D
Includes ~3 MMcfe/d of Liquids
GOM
65
Oil
MBOE/D
107
Gas
MMCF/D
Includes ~5 MBbls/d of NGLs and GOM Shelf/ILT production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $30/BOE in 2H2015e. Oil realizations are expected to average 88% of Brent in 2H2015e before hedging. e = estimate. See Cautionary Statement.

Oil & Gas Capital Expenditures

($ in billions)


2015e
DW GOM Near-term Development & Tiebacks
~75%
California/ Other
~15%
~10%
Longer-term Growth in DW GOM
$2.8 Bn
2016e
~75%
~15%
~10%
$2.9 Bn
Accelerated Plan
~75%
~10%
~15%
$3.8 Bn

NOTE: Amounts include capitalized interest and G&A
e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

(in millions)	Q2 2015	12-Month Trailing
Net loss attributable to common stock	$(1,851)	$(6,625)
Interest expense, net	149	600
Income tax benefit	(687)	(1,743)
Depreciation, depletion and amortization	890	3,713
Impairment of oil and gas properties and goodwill	2,686	11,244
Net noncash MTM losses (gains) on oil and gas derivative contracts	95	(476)
Gain on sales of assets	-	(756)
Other special items (1)	81	139
Accretion expense	34	126
Gain from insurance and other-third party recoveries	(92)	(92)
Gain on early extinguishment of debt	-	(68)
Other income, net	55	37
Preferred dividends attributable to redeemable noncontrolling interest	10	40
Net income attributable to noncontrolling interests	42	349
Equity in affiliated companies' net earnings	-	(2)
Adjusted EBITDA (2)	**$1,412**	**$6,486**

(1) Other special items include charges associated with LCM inventory adjustments primarily attributable to molybdenum inventories ($59 million for Q2 2015 and $63 million for the 12 months ended June 30, 2015) and idle/terminated rig costs and inventory write-downs at our oil and gas operations ($22 million for Q2 2015 and $76 million for the 12 months ended June 30, 2015).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.

O&G Adjusted EBITDA Reconciliation

(in millions)

	Q1 2015	Q2 2015
Net loss before income taxes	$(3,517)	$(2,983)
Interest expense, net	38	40
Depreciation, depletion and amortization	530	485
Impairment of oil and gas properties	3,104	2,686
Net noncash MTM losses on oil and gas derivative contracts	48	95
Idle/terminated rig costs and inventory write-downs	17	22
Accretion expense	13	13
Other income, net	(1)	-
Preferred dividends attributable to redeemable noncontrolling interest	10	10
FM O&G Adjusted EBITDA (1)	**$242**	**$368**

(1) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.